American Funds U.S. Government Money Market FundSM Statement of Additional Information Supplement October 12, 2018 (for statement of additional information dated July 1, 2018)

The following language is being added before the sub-header “Exchanges” in the “Purchase and exchange of shares” section of the statement of additional information to read as follows:

Purchase of Class F-2 and Class 529-F-1 shares

If requested, American Funds Class F-2 and Class 529-F-1 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 or Class 529-F-1 is established under this privilege, additional investments can be made in Class F-2 or Class 529-F-1 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-301-1018O CGD/10149-S69534